UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period:  October 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RNC Genter Dividend Income Fund
Ticker Symbol: (GDIIX)

ANNUAL REPORT
October 31, 2013

RNC Genter Dividend Income Fund
A series of the Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the RNC Genter Dividend Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

RNC Genter Dividend Income Fund
December, 2013

Dear Shareholder:

The RNC Genter Dividend Income Fund had another strong year ending October 31, 2013, with a return of 22.19%. The Fund’s primary benchmarks, the Russell 1000 Value Index1 and the MSCI US Investable Market High Dividend Yield Index2 returned 28.29% and 24.77% respectively.  The broad S&P 500® Index3 returned 27.18% for the same period.

The first half of 2013 was primarily driven by the Fed’s Quantitative Easing (QE) program, as it pumped huge amounts of money into the banking system in order to make low cost loans available. This not only continued to reflate the housing market, but some of this excess liquidity spilled over into equity markets and helped drive prices higher. This allowed markets to shrug off the political impasse in Washington and slower growth abroad. In essence the economy is still on steroids trying to heal from the financial crises of 2008-09. But it has now been more than four years of this remedial action and we believe it is not having any further beneficial impact.

Starting in June the Fed finally publically began to discuss a slowdown in QE. We were pleased that a timeline for a return to normalcy for both the equity and bond markets was now apparent. We were also pleased that equity markets wobbled a bit and began to assess a more risky environment. Longer term interest rates rose significantly and we expect this upward trend to continue over the next 2-3 years. Most recently the Fed has been wavering in actually implementing a slowdown in its bond buying binge. This reprieve and continuation of low cost money has caused a further spurt in the equity markets. We think that the sooner the Fed stops trying to control rates, the better off the markets will be in 2014-15.

Over the year investors had a higher appetite for risk.  While there was little difference between the performance of growth versus value, small cap securities measured by the Russell 20007 Index outperformed large cap securities measured by the S&P 5003 by almost 9%.  Small Cap securities tend to have higher risk but are more exposed to the relatively stronger domestic economy.  Another key difference in 2013 was investing in developed markets versus emerging markets.  Developed market returns have substantially outpaced the MSCI Emerging Market Index.  Much of the emerging market underperformance has been due to weakness in the price of commodities.  Over the year gold is down close to 25% and many of the industrial metals measured by the S&P GSCI Industrial Metals Official Close Index12 are down over 10%.  Commodity weakness directly hurts emerging markets as these countries are significant commodity producers.

More recently the fund’s performance and positioning has been centered on anticipated movements in interest rates. Higher dividend yielding securities currently have a yield advantage over many fixed income instruments.  During the year long term interest rates increased almost 1%.  Rising interest rates put pressure on higher yielding equity securities.  To combat higher bond yields, we have been increasing our focus on companies that have the ability to grow their dividends at a faster pace.  These companies tend to be more economically sensitive, have lower interest rate sensitivity and are levered to higher GDP growth.  We expect strong dividend growth for the fund next year.

For 2014 we are looking for GDP growth between 2.5% - 3.0%.  We expect a continued recovery in the housing market and in capital expenditures by businesses.  In addition, global growth is starting to accelerate, led by a more vibrant Japan and Europe emerging from recession.

Even as the domestic economy accelerates next year, inflation is still expected to remain benign.  The core PCE (Personal Consumption Expenditure) index, the Fed’s preferred measure of inflation, is up 1.3% year-over-year which is well below the Fed’s target of 2%.  Given the ongoing degree of slack in the economy as well as stable labor costs, inflation is expected to remain dormant.  So much so that we believe the Fed is not likely to raise short term rates until 2015.

The consumer has continued to build savings and will likely not be burdened by any new taxes in 2014  Automobile sales are already in high gear and we believe other retail sales still have a lot of room to grow.  Banks are slowly lending more money both to small businesses and consumers alike.  Lending to large corporations continues to decline as these companies have huge stockpiles of cash and usually have no need for anything other than a back-up line of credit. But all three segments have the resources available to raise their spending.  We intend to be positioned in companies that we believe will benefit.

The stock market has now almost returned to normal.  The Fed is setting up the bond markets to return to normal.  Washington is the only one that seems to be stuck.  Or perhaps this is the new normal for Congress.  While we hope the current rancor can be set aside to achieve a compromise, a longer term political stalemate is not a bad outcome for the markets.  With no new changes to laws and little interference from Congress, businesses can plan better.  This reduces uncertainty and allows risk premiums to dissipate.  This environment may allow further gains in the stock market.

Sincerely,
James “Rocky” Barber

This report and the financial statements contained herein are provided for the general information of the shareholders of the RNC Genter Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Little difference between equity market/style returns

	Year-To-Date	Fiscal 4th Quarter	Fiscal Year
	1/1/13-10/31/13	08/01/13-10/31/13	11/1/13-10/31/13
S&P 5003	25.30%	4.75%	27.18%
S&P 500/Value4	25.43%	4.37%	28.36%
S&P 500/Growth5	25.18%	4.81%	26.18%

Larger difference between the returns within the different U.S. market cap sizes.

Russell 1000 Index6	26.08%	5.06%	28.40%
Russell 2000 Index	30.90%	5.59%	36.28%
Russell 3000 Index8	26.45%	5.10%	28.99%

Emerging markets lagged Global markets

MSCI EAFE9	20.51%	9.57%	27.40%
MSCI Emerging Markets10	0.62%	9.85%	6.90%
MSCI World ex US11	14.53%	9.41%	20.80%

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice. Mutual fund investing involves risk. Principal loss is possible.

The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

1
The Russell Value 1000 Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

2
The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index.

3	The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% of the market cap of U.S. equities.

4
The S&P 500/Growth Index measures the total return performance of the value segment of the S&P 500 index.  The three risk factors for inclusion are book value to price ratio, price to sales ratio, and dividend yield.  The index is a market cap weighted index.

5
The S&P 500/Value Index measures the total return performance of the value segment of the S&P 500 index.  The three risk factors for inclusion are book value to price ratio, price to sales ratio, and dividend yield.  The index is a market cap weighted index.

6
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.  It is a subset of the Russell 3000 index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.  The index represents approximately 92% of the U.S. market.

7
The Russell 2000 Index is an index that measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market cap of that index.  It includes approximately 2000 of the smallest securities.

8	The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. market.

9	The MSCI EAFE Index is an index that measures the returns of publicly traded securities in Europe, Australasian and the Far East. The index is a market cap weighted index.

10
The MSCI Emerging Market Index is an index that measures the returns of publicly traded securities in emerging markets.  The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

11	The MSCI World ex-US Index is an index that measures global market returns excluding the US market. The index holds over 3500 securities. The index is a market cap weighted index.

12	The S&P GSCI Industrials Metals Official close Index measures the performance of Aluminum, Copper, Lead, Nickel and Zinc.

Index performance is not indicative of Fund performance.  It is not possible to invest directly in an index.

RNC Genter Dividend Income Fund
FUND PERFORMANCE at October 31, 2013 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 1000 Value Index and MSCI US Investable Market High Dividend Yield Index. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.  The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index.  These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2013	1 Year	3 Year	Since Inception (12/31/08)
RNC Genter Dividend Income Fund	22.19%	14.73%	14.84%
Russell 1000 Value Index	28.29%	16.76%	16.02%
MSCI US Investable Market High Dividend Yield Index	24.77%	17.77%	16.99%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (877) 5GENTER.

Gross and net expense ratios for the Fund are 3.49% and 1.27% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expense.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect through March 1, 2016.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected of total returns.  Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS – 95.6%
	BASIC MATERIALS – 5.0%
12,400	Freeport-McMoRan Copper & Gold, Inc.	$455,824
6,700	Nucor Corp.	346,859
		802,683

	COMMUNICATIONS – 10.1%
20,700	AT&T, Inc.	749,340
15,200	Cisco Systems, Inc.	342,000
4,300	Time Warner Cable, Inc.	516,645
		1,607,985

	CONSUMER, CYCLICAL – 6.4%
4,900	McDonald's Corp.	472,948
8,400	Target Corp.	544,236
		1,017,184

	CONSUMER, NON-CYCLICAL – 25.7%
12,900	Altria Group, Inc.	480,267
7,000	Johnson & Johnson	648,270
13,100	Merck & Co., Inc.	590,679
6,200	Molson Coors Brewing Co. - Class B	334,800
5,200	PepsiCo, Inc.	437,268
21,300	Pfizer, Inc.	653,484
3,600	Philip Morris International, Inc.	320,832
12,200	Sanofi - ADR	652,456
		4,118,056

	ENERGY – 15.7%
3,900	Chevron Corp.	467,844
8,700	ConocoPhillips	637,710
5,500	Royal Dutch Shell PLC - ADR	366,630
9,700	Total S.A. - ADR	593,446
9,400	Transocean Ltd.	442,458
		2,508,088

	FINANCIAL – 19.1%
5,300	Aflac, Inc.	344,394
13,100	JPMorgan Chase & Co.	675,174
11,900	MetLife, Inc.	562,989
5,100	PNC Financial Services Group, Inc.	375,003
4,700	Travelers Cos., Inc.	405,610
16,300	Wells Fargo & Co.	695,847
		3,059,017

	INDUSTRIAL – 6.9%
22,400	General Electric Co.	585,536

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
5,200	United Parcel Service, Inc. - Class B	$510,848
		1,096,384

	TECHNOLOGY – 6.7%
21,300	Applied Materials, Inc.	380,205
28,200	Intel Corp.	688,926
		1,069,131

	TOTAL COMMON STOCKS (Cost $12,677,752)	15,278,528

	SHORT-TERM INVESTMENTS – 5.3%
851,025	Fidelity Institutional Money Market Fund, 0.01%1	851,025

	TOTAL SHORT-TERM INVESTMENTS (Cost $851,025)	851,025

	TOTAL INVESTMENTS – 100.9% (Cost $13,528,777)	16,129,553
	Liabilities in Excess of Other Assets – (0.9)%	(141,001)

	TOTAL NET ASSETS – 100.0%	$15,988,552

ADR – American Depositary Receipt
PLC – Public Limited Company

1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	25.7%
Financial	19.1%
Energy	15.7%
Communications	10.1%
Industrial	6.9%
Technology	6.7%
Consumer, Cyclical	6.4%
Basic Materials	5.0%
Total Common Stocks	95.6%
Short-Term Investments	5.3%
Total Investments	100.9%
Liabilities in Excess of Other Assets	(0.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2013

Assets:
Investments, at value (cost $13,528,777)	$16,129,553
Receivables:
Fund shares sold	12,227
Dividends and interest	29,391
Due from Advisor	2,757
Prepaid expenses	7,293
Total assets	16,181,221

Liabilities:
Payables:
Fund shares redeemed	406
Investment securities purchased	160,811
Distribution fees (Note 7)	3,216
Auditing fees	15,981
Administration fees	3,562
Fund accounting fees	3,381
Transfer agent fees and expenses	2,733
Shareholder reporting fees	785
Chief Compliance Officer fees	461
Legal fees	426
Custody fees	327
Trustees' fees and expenses	295
Accrued other expenses	285
Total liabilities	192,669

Net Assets	$15,988,552

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$12,962,569
Accumulated net investment income	6,501
Accumulated net realized gain on investments	418,706
Net unrealized appreciation on investments	2,600,776
Net Assets	$15,988,552

Shares of beneficial interest issued and outstanding	1,020,605
Offering and redemption price per share	$15.67

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $8,074)	$408,917
Interest	274
Total investment income	409,191

Expenses:
Advisory fees	115,016
Distribution fees (Note 7)	31,998
Administration fees	37,500
Transfer agent fees and expenses	27,771
Fund accounting fees	27,584
Registration fees	20,904
Auditing fees	15,930
Custody fees	10,656
Legal fees	10,520
Chief Compliance Officer fees	9,872
Shareholder reporting fees	9,364
Miscellaneous	5,101
Trustees' fees and expenses	4,801
Insurance fees	1,234
Total expenses	328,251
Advisory fees waived	(115,016)
Other expenses absorbed	(53,498)
Net expenses	159,737
Net investment income	249,454

Realized and Unrealized Gain on Investments:
Net realized gain on investments	422,653
Net change in unrealized appreciation/depreciation on investments	1,839,574
Net realized and unrealized gain on investments	2,262,227

Net Increase in Net Assets from Operations	$2,511,681

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Increase in Net Assets From:
Operations:
Net investment income	$249,454	$149,180
Net realized gain on investments	422,653	191,503
Net change in unrealized appreciation/depreciation on investments	1,839,574	470,949
Net increase in net assets resulting from operations	2,511,681	811,632

Distributions to Shareholders:
From net investment income	(242,953)	(152,034)
From net realized gains	(198,815)	(144,390)
Total distributions to shareholders	(441,768)	(296,424)

Capital Transactions:
Net proceeds from shares sold	6,275,961	6,375,808
Reinvestment of distributions	383,462	269,065
Cost of shares redeemed1	(2,892,650)	(907,678)
Net increase from capital transactions	3,766,773	5,737,195

Total increase in net assets	5,836,686	6,252,403

Net Assets:
Beginning of year	10,151,866	3,899,463
End of year	$15,988,552	$10,151,866

Accumulated net investment income	$6,501	$—

Capital Share Transactions:
Shares sold	431,883	495,097
Shares reinvested	27,864	21,600
Shares redeemed	(200,486)	(70,628)
Net increase from capital share transactions	259,261	446,069

1	Net of redemption fee proceeds of $2,311 and $296, respectively.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Period December 31, 2008* through October 31, 2009

Net asset value, beginning of period	$13.33	$12.37	$12.28	$10.89	$10.00
Income from Investment Operations:
Net investment income	0.28	0.28	0.30	0.31	0.22
Net realized and unrealized gain on investments	2.60	1.36	0.71	1.39	0.89
Total from investment operations	2.88	1.64	1.01	1.70	1.11
Less Distributions:
From net investment income	(0.28)	(0.28)	(0.28)	(0.31)	(0.22)
From net realized gains	(0.26)	(0.40)	(0.64)	—	—
Total distributions	(0.54)	(0.68)	(0.92)	(0.31)	(0.22)
Net asset value, end of period	$15.67	$13.33	$12.37	$12.28	$10.89

Total return	22.19%	13.89%	8.52%	15.79%	11.60%	1

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,989	$10,152	$3,899	$1,951	$1,685

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.57%	3.47%	7.84%	10.52%	14.14%	2
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.29%	1.50%	2
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.63%	(0.07)%	(4.11)%	(6.63)%	(9.96)%	2
After fees waived and expenses absorbed	1.95%	2.15%	2.48%	2.60%	2.68%	2

Portfolio turnover rate	21%	34%	30%	32%	33%	1

*	Commencement of operations.
1	Not annualized.
2	Annualized.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2013

Note 1 – Organization
RNC Genter Dividend Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation and current income. The Fund commenced investment operations on December 31, 2008.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2013

financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  For the year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with RNC Genter Capital Management (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. Effective January 1, 2010, the Advisor has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or acquisition or extraordinary expenses such as litigation expenses) to 1.25% of the Fund’s average daily net assets until March 1, 2016. Prior to January 1, 2010, the Advisor contractually agreed to limit annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or acquisition or extraordinary expenses such as litigation expenses) to 1.50% of the Fund’s average daily net assets.

For the year ended October 31, 2013, the Advisor waived all of its advisory fees $115,016 and absorbed other expenses of $53,498.The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  At October 31, 2013, the amount of these

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2013

potentially recoverable expenses was $481,795.  The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

2014	$159,365
2015	153,916
2016	168,514

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended October 31, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$13,532,718

Gross unrealized appreciation	$2,689,836
Gross unrealized depreciation	(93,001)

Net unrealized appreciation	$2,596,835

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
($1)	$0	$1

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2013

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$95,193
Undistributed long-term capital gains	333,955
Accumulated earnings	429,148

Accumulated capital and other losses	-
Net unrealized appreciation	2,596,835
Total accumulated earnings	$3,025,983

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

Distribution paid from:	2013	2012
Ordinary income	$247,374	$157,261
Long-term capital gains	194,394	139,163
Total distributions paid	$441,768	$296,424

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2013, the Fund received $2,311 in redemption fees.

Note 6 – Investment Transactions
For the year ended October 31, 2013, purchases and sales of investments, excluding short-term investments, were $6,156,756 and $2,511,815, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC effective January 1, 2013. Prior to January 1, 2013, distribution fees were payable to the Advisor as the distribution coordinator.

For the year ended October 31, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2013

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$15,278,528	$-	$-	$15,278,528
Short-Term Investments	851,025	-	-	851,025
Total Investments	$16,129,553	$-	$-	$16,129,553

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2013

**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of RNC Genter Dividend Income Fund and the
Board of Trustees of Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the RNC Genter Dividend Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 31, 2008 (commencement of operations) to October 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RNC Genter Fund as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period December 31, 2008 to October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2013

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For Federal income tax purposes, the Fund designates long-term capital gain dividends of $194,394 for the year ended October 31, 2013.

For the year ended October 31, 2013, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2013, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877)5GENTER. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	71	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	71	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services, Inc., (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	71	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	71	Investment Managers Series Trust II, a registered investment company.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	71	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and RNC Genter Capital Management (the “Investment Advisor”) with respect to the RNC Genter Dividend Income Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Russell 1000 Value Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Large Deep Value fund category (the “Performance Universe”) for periods ended June 30, 2013; reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Large Value fund category (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the annualized total return of the Fund for the one-year period was lower than the median return of the Large Deep Value Performance Universe by 508 basis points, the Russell 1000 Value Index return by 464 basis points, and the Performance Peer Group median by 252 basis points.  The Board noted, however, that the meeting materials indicated that the annualized total returns of the Fund for the three-year period outperformed all of those measures. The Board also noted that the Fund’s risk ratings in the Morningstar report were good and that the Fund’s risk controls had been effective.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were higher than the median of the Fund’s Expense Peer Group (by 11.5 basis points) and higher than the median of the Large Value Expense Universe (by 24 basis points).  The Board noted, however, that in the year ended June 30, 2013, the Investment Advisor had waived its entire advisory fee and subsidized a portion of the Fund’s operating expenses, because of the Fund’s low asset levels.  The Board also noted that at the Fund’s current asset levels the fees charged by the Investment Advisor to the Fund were lower than the fees the Investment Manager charges to other clients according to its standard fee schedule.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were lower than the median expenses for the Expense Peer Group but higher than the median expenses for the Expense Universe (by nine basis points).  The Board noted, however, that the average net assets of the Fund were significantly less than the average assets of funds in the Expense Universe.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, noting that the Investment Advisor had not realized a profit.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including research made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

RNC Genter Dividend Income Fund
Expense Example
For the Six Months Ended October 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/13 to 10/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	5/1/13	10/31/13	5/1/13 – 10/31/13
Actual Performance	$1,000.00	$1,083.10	$6.56
Hypothetical (5% annual return before expenses)	1,000.00	1,018.91	6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

RNC Genter Dividend Income Fund
a series of the Investment Managers Series Trust

Investment Advisor
RNC Genter Capital Management LLC
11601 Wilshire Boulevard
Twenty-fifth Floor
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
RNC Genter Dividend Income Fund	GDIIX	461 418 865

Privacy Principles of the RNC Genter Dividend Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the RNC Genter Dividend Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 5GENTER or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 5GENTER or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 5GENTER. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

RNC Genter Dividend Income Fund
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (877) 5GENTER

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (877)5GENTER.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/8/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/8/14